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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 8, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)


            Delaware                        0-692               46-0172280
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

            125 South Dakota Avenue                            57104
           Sioux Falls, South Dakota                         (Zip Code)
    (Address of principal executive offices)

                                 (605) 978-2908
              (Registrant's telephone number, including area code)


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Item 8.01         Other Events

On October 8, 2004, the Company issued a press release announcing that the U.S. Bankruptcy Court for the District of Delaware had issued an oral ruling confirming the Company's Second Amended and Restated Plan of Reorganization (the "Plan"), and that the effective date for the Plan is expected to be in the next several weeks, at which time the Company will emerge from Chapter 11. The Plan contemplates that the Company's equity position will be approximately $710 million at emergence, with a decrease in debt from approximately $2.2 billion as of December 31, 2003 to $900 million, and an enterprise value of approximately $1.5 billion. The terms of the Plan include a cancellation of existing common stock with no distribution available for current shareholders, holders of senior unsecured notes of the Company and general unsecured claims in excess of $20,000 will receive, pro rata, 92 percent of newly issued common stock, holders of NorthWestern's Trust Originated Preferred Securities, and other subordinated creditors who so choose, will be eligible to receive, pro rata, 8 percent of the common stock and warrants exercisable for an additional 13 percent of the common stock in the reorganized Company, unsecured convenience claims of $20,000 or less each will be paid in full in cash, while holders of secured bonds, including the Company's First Mortgage, Pollution Control and Gas Transition Bonds, will not be impaired and will be reinstated, and environmental claims, including the Milltown Damn Superfund site, will not be impaired and will be satisfied in full. The press release is attached hereto as Exhibit 99.1.


Item 9.01         Financial Statements and Exhibits

EXHIBIT NO.     DESCRIPTION OF DOCUMENT
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99.1*           Press Release of NorthWestern Corporation dated October 8, 2004
* filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NorthWestern Corporation


                                      By: /s/ Roger Schrum
                                          --------------------------
                                          Roger Schrum
                                          Vice President - Human Resources and
                                          Communications


Date:  October 11, 2004


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                               Index to Exhibits
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EXHIBIT NO.     DESCRIPTION OF DOCUMENT
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99.1*           Press Release of NorthWestern Corporation dated October 8, 2004
* filed herewith